                                                    [DRAFT OF SEPTEMBER 3, 1999]


                            [INSERT NUMBER OF SHARES]

                              HOMESERVICES.COM INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                              [         ] , 1999


U.S. Bancorp Piper Jaffray Inc.
Credit Suisse First Boston Corporation

As Representatives of the Several Underwriters,
    c/o U.S. Bancorp Piper Jaffray Inc.
        222 South Ninth Street
        Minneapolis,  MN 55402

Dear Sirs:

         1. Introductory. HomeServices.Com Inc., a Delaware corporation ("COMPANY"), proposes to issue and sell to the Underwriters named in Schedule A hereto ("UNDERWRITERS") ________ shares of its Common Stock, par value $0.01 per share ("SECURITIES"), and MidAmerican Energy Holdings Company ("SELLING STOCKHOLDER") proposes to sell to the Underwriters ________ outstanding shares of the Securities (such shares of Securities being hereinafter referred to as the "FIRM SECURITIES"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than ________ additional shares of its Securities and the Selling Stockholder also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than ________ additional outstanding shares of the Company's Securities, as set forth below (such ________ additional shares being hereinafter referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". As part of the offering contemplated by this Agreement, U.S. Bancorp Piper Jaffray (the "Designated Underwriter") has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to ________ shares, for sale to the Company's directors, officers, employees and sales associates (collectively, "Participants"), as set forth in the Prospectus (as defined herein) under the heading "Underwriters" (the "Directed Share Program"). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "Directed Shares") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by a Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company and the Selling Stockholder hereby agree with the several Underwriters as follows:

         2. Representations and Warranties of the Company and the Selling Stockholder. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement on Form S-1 (No. 333-82997) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (A) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or
          (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement, or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement, means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the

          Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
          (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                  (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly registered or qualified to do business as a foreign corporation in good standing in each jurisdiction in which such registration or qualification or good standing is required (whether by reason of the ownership or leasing of property or the conduct of business), except where the failure to so register or qualify or be in good standing is not reasonably likely to have a material adverse effect on the financial condition, business or results of operation of the Company and the Subsidiaries (as defined below) taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (iv) Each Subsidiary has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

          and each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which such registration or qualification or good standing is required (whether by reason of the ownership or leasing of property or the conduct of business), except where the failure to so register or qualify or be in good standing is not reasonably likely to have a Material Adverse Effect; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Subsidiary owned by the Company, directly or through Subsidiaries, is owned free from any material liens, encumbrances and security interests. For purposes of this Agreement, the term "SUBSIDIARY" shall mean the entities listed in Schedule B hereto ("SCHEDULE B"), which are all of the material direct or indirect "SUBSIDIARIES" of the Company, as such term is defined in Rule 405 of the Rules and Regulations, and are all of the "SIGNIFICANT SUBSIDIARIES" of the Company, as such term is defined in Rule 1-02 of Regulation S-X.

                  (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below) such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities which have not been waived.

                  (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering of the Offered Securities.

                  (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings which have not been satisfied or waived between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (viii) The Securities have been approved for listing subject to notice of issuance on The Nasdaq Stock Market's National Market.

                  (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required by the National Association of Securities Dealers, Inc. or under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

                  (x) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties, (B) any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or (C) the charter or by-laws of the Company or any such Subsidiary where, in the case of the foregoing clauses (A) and (B) only, any such breaches, defaults or violations, individually or in the aggregate, is reasonably likely to
          (i) have a Material Adverse Effect or (ii) impair the validity or enforceability of the Offered Securities under the Act.

                  (xi) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xii) Except as disclosed in the Prospectus, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them that are material to the business of the Company and Subsidiaries taken as a whole, in each case free from liens, encumbrances and defects that would materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Subsidiaries hold any leased real or personal property that is material to the business of the Company and Subsidiaries taken as a whole, under valid and enforceable leases , in each case free from liens, encumbrances and defects that would materially interfere with the use made or to be made thereof by them.

                  (xiii) The Company and its Subsidiaries possess all material certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate be reasonably likely to have a Material Adverse Effect.

                  (xiv) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is threatened that is reasonably likely to have a Material Adverse Effect.

                  (xv) The Company and its Subsidiaries own, possess or can acquire on reasonable terms, adequate, or have the right to use, all trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them except where the failure to own, possess, use or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor its Subsidiaries have received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate be reasonably likely to have a Material Adverse Effect.

                  (xvi) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances, pollutants or contaminates by the Company or any Subsidiary (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any Subsidiary in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which does not have, or would not be reasonably likely to have, individually or in the aggregate with all such violations and remedial actions, a Material

          Adverse Effect; there has been no off-site disposal or migration of toxic waste, hazardous waste or hazardous substances, pollutants or contaminants for which the Company or any Subsidiary is liable nor is the Company or any Subsidiary subject to any claim relating to any environmental laws which violation, liability or claim would individually or in the aggregate be reasonably likely to have a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto the property now or previously owned or leased by the Company or any Subsidiary or into the environment surrounding such property of any toxic wastes, solid wastes, hazardous wastes or hazardous substances, pollutants or contaminants due to or caused by the Company or any Subsidiary or with respect to which the Company or any Subsidiary has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping, or release which does not have, or would not be reasonably likely to have, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; neither the Company nor any Subsidiary has knowledge of any pending or threatened investigation which might lead to a violation, liability or claim which would individually or in the aggregate be reasonably likely to have a Material Adverse Effect; and the terms "HAZARDOUS WASTES", "TOXIC WASTES" and "HAZARDOUS SUBSTANCES" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (xvii) Except as disclosed in the Prospectus, there are no actions, suits or proceedings against or affecting the Company or any Subsidiary or any of their respective properties or assets now pending or, to the knowledge of the Company, threatened or contemplated (i) of a character required to be disclosed in the Registration Statement which are not adequately disclosed in the Registration Statement or
          (ii) that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate be reasonably likely to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities.

                  (xviii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis throughout the periods therein specified; the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus are reasonable and the related pro forma adjustments give appropriate effect to those assumptions.

                  (xix) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties or results of operations of the Company and its Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof by the Company as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (xxi) The use of the proceeds of the offering of the Offered Securities as described in the Prospectus has been duly authorized by all necessary action on the part of the Company.

                  (xxii) The Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (xxiii) Except as disclosed in or contemplated by the Prospectus, the Company and its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is customary for similarly situated companies in the Company's and such Subsidiaries' industries respectively. Each of the foregoing insurance policies is valid and in full force and effect, and no event has occurred and is continuing that permits, or after notice or lapse of time or both would permit, modifications or terminations of the foregoing that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

                  (xxiv) The Company and its Subsidiaries are currently conducting their respective businesses as described in the Prospectus.

                  (xxv) There is no relationship, direct or indirect, that exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, of a character required to be described in the Registration Statement or Prospectus which is not described as required under the Act.

                  (xxvi) The Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program. No authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company has not offered, or caused the Underwriters to offer, any Offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

         (b) The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters that:

                  (i) The Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by the Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder, the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date.

                  (ii) The information in the Prospectus under the headings "Summary" and "Principal and Selling Stockholder" which specifically relates to the Selling Stockholder (the "Selling

          Stockholder Information") does not, and will not on each Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Selling Stockholder and any person that would give rise to a valid claim against the Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering of the Offered Securities.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder, at a purchase price of $_____ per share, the number of Firm Securities set forth below the caption "Company" or "Selling Stockholder", as the case may be, and opposite the name of such Underwriter in Schedule A hereto.

         The Company and the Selling Stockholder will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to U.S. Bancorp Piper Jaffray Inc. drawn to the order of HomeServices.Com Inc. in the case of __________________________ Firm Securities and MidAmerican Energy Holdings Company in the case of _____________________ Firm Securities, at the office of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, New York, 10112, at 10:00 A.M., New York time, on [__________], 1999, or at such other time not later than seven full business days thereafter as U.S. Bancorp Piper Jaffray Inc. and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as U.S. Bancorp Piper Jaffray Inc. requests and will be made available for checking and packaging at the above office of Chadbourne & Parke LLP at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from U.S. Bancorp Piper Jaffray Inc. given to the Company and the Selling Stockholder from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company and the Selling Stockholder agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of shares specified in such notice by a fraction the numerator of which is _________ in the case of the Company and ____________ in the case of the Selling Stockholder and the denominator of which is the total number of Optional Securities (subject to adjustment by U.S. Bancorp Piper Jaffray Inc.
to eliminate fractions). Such Optional Securities shall be purchased from the Company and the Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by U.S. Bancorp Piper Jaffray Inc. to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by U.S. Bancorp Piper Jaffray Inc. to the Company and the Selling Stockholder.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by U.S. Bancorp Piper Jaffray Inc. but shall be not later than seven full business days after written notice of election to purchase Optional Securities is given. The Company and the Selling Stockholder will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to U.S. Bancorp Piper Jaffray Inc. drawn to the order of HomeServices.Com Inc. in the case of Optional Securities sold by the Company and MidAmerican Energy Holdings Company in the case of Optional Securities sold by the Selling Stockholder, at the above office of Chadbourne & Parke LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as U.S. Bancorp Piper Jaffray Inc. requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Chadbourne & Parke LLP at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Stockholder. The Company and, to the extent set forth on the signature page hereto, the Selling Stockholder, agree with the several Underwriters and each other that:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by U.S. Bancorp Piper Jaffray Inc., subparagraph (4)) of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement.

                  The Company will advise U.S. Bancorp Piper Jaffray Inc. promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or , if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462 (b) on or prior to 10:00P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by U.S. Bancorp Piper Jaffray Inc.

                  (b) The Company will advise U.S. Bancorp Piper Jaffray Inc. promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without U.S. Bancorp Piper Jaffray Inc.'s consent, which consent shall not be unreasonably withheld; and the Company will also advise U.S. Bancorp Piper Jaffray Inc. promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required, in the opinion of counsel for the Underwriters, to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify U.S. Bancorp Piper Jaffray Inc. of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither U.S. Bancorp Piper Jaffray Inc.'s consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than 16 months after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act.

                  (e) The Company will furnish to the Representatives copies of each Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as U.S. Bancorp Piper Jaffray Inc. requests. Such documents shall be so furnished as soon as available. The Prospectus shall be so furnished as soon as practicable but no later than on or prior to 3:00 P.M., New York time, on the second business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States as U.S. Bancorp Piper Jaffray Inc. designates and will continue such qualifications in effect so long as required for the distribution, provided that, in connection therewith the Company shall not, with respect to any such jurisdiction, be required to qualify as a foreign corporation, to file a general consent to service of process or to take any other action that would subject it to service of process in suits other than those arising out of the offering of the Offered Securities or to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                  (g) During the period of three years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders.

                  (h) For a period of 180 days after the date of the initial public offering of the Offered Securities, neither the Company nor any of its directors or officers will offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or representing the right to receive shares of the Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of U.S. Bancorp Piper Jaffray Inc., except (i) issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof; (ii) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, or issuances of Securities pursuant to the exercise of such options;
          (iii) sales of Securities pursuant to employee stock benefit plans in effect on the date hereof, (iv) filing with the Commission a registration statement relating to the Securities described in the preceding clauses (i), (ii) and (iii); (v) pledges of Securities made to secure debt issued by the Selling Stockholder in connection with any future public or private financings; and (vi) any transfer of Securities by a director or officer of the Company to a member of such director's or officer's immediate family, to a trust of which such director or officer or an immediate family member thereof is the beneficiary, to the estate of such director or officer upon his death or to any other person as a bona fide gift, provided, in the case of
          (v) and (vi) above, that the acquiring entity, pledgee or transferee agree in writing to be bound by the foregoing transfer limitations. The Company shall, concurrently with the execution of this Agreement, deliver to U.S. Bancorp Piper Jaffray Inc. an agreement in the form of Exhibit A hereof executed by each of the directors and officers of the Company pursuant to which each such person agrees not to offer, sell, contract to sell, pledge, grant any option to purchase, or otherwise dispose of any of the Company's Securities or any securities convertible into or exercisable or exchangeable for such Securities for a period of 180 days after the date of the initial public offering of the Offered Securities.

                  (i) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholder under this Agreement, for any filing fees and other expenses (including reasonable fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as U.S. Bancorp Piper Jaffray Inc. designates and the printing of memoranda relating thereto for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. ("NASD") of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Stockholder of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                  (j) The Selling Stockholder agrees to deliver to U.S. Bancorp Piper Jaffray Inc., attention: Investment Banking on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (k) The Selling Stockholder agrees, for a period of 180 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of the Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, or representing the right to receive shares of the Securities or publicly disclose the intention to make any such offer, sale pledge or disposition, without the prior written consent of U.S. Bancorp Piper Jaffray Inc. provided, however, that the Selling Stockholder may (i) offer, sell, pledge or otherwise dispose of Securities to any of its affiliates so long as the acquiring affiliate agrees in writing to be bound by the foregoing transfer limitations and (ii) pledge Securities to secure any existing or future debt issued by the Selling Stockholder or any of its affiliates, provided further, however, that the pledgee agrees in writing to be bound by the foregoing transfer limitations.

                  (l) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of 180 days following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

                  (m) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

                  (n) The Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
          Time), from each of PricewaterhouseCoopers LLP, KPMG Peat Marwick LLP and Deloitte & Touche LLP in a form previously agreed.

                  (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by U.S. Bancorp Piper Jaffray Inc. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by U.S. Bancorp Piper Jaffray Inc. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the financial condition, business or results of operations of the Company and its Subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency on the financial markets makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representatives shall have received an opinion, dated such Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, to the effect that:

                           (i) the Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii) the Offered Securities delivered on such Closing
                  Date when paid for in accordance with this Agreement have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities which have not been waived;

                           (iii) the Company is not and, after giving effect to
                  the offering and sale of the Offered Securities and the application of the proceeds thereof by the Company as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

                           (iv) under the Delaware General Corporation Law and
                  such laws of the State of New York and the laws of the United States of America that in such counsel's experience are normally applicable to transactions of the type contemplated by this Agreement (except for state and foreign securities or Blue Sky laws and the rules and regulations of the National Association of Securities Dealers, Inc.) but without having made any investigation regarding any other laws, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement;

                           (v) the execution and delivery by the Company of this
                  Agreement and the performance by the Company of its obligations hereunder do not (i) conflict with the Certificate of Incorporation or By-laws of the Company or (ii) constitute a violation of or default under any Applicable Contracts (as hereinafter defined). Such counsel need not express any opinion, however, as to whether the execution, delivery or performance by the Company of this Agreement will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company. "APPLICABLE CONTRACTS" mean those agreement or instruments set forth on a schedule to such opinion which have been identified to such counsel by the Company as all the agreements and instruments which are material to the business or financial condition of the Company (including all contracts filed as exhibits to the Registration Statement);

                           (vi) neither the execution, delivery or performance
                  by the Company of its obligations under this Agreement nor compliance by the Company with the terms hereof will contravene any statute, rule, regulation or order of any federal or New York governmental agency or body or any federal or New York court having jurisdiction over the Company or any Subsidiary or any of their properties, which orders have been identified to such counsel by the Company and set forth on a schedule to such opinion;

                           (vii) Such counsel has been orally advised by the
                  Commission that the Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement, if any, was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and such counsel was orally advised by the Commission that no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations, except that, in each case, such counsel does not express an opinion as to the financial statements, schedules and other financial and statistical data included therein or excluded therefrom or the exhibits thereto, and, such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus; such counsel has no reason to believe that the Registration Statement or any amendment thereto, as of its effective date, or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that, in each case, such counsel does not express an opinion as to the financial statements, schedules and other financial and statistical data included therein or excluded therefrom or the exhibits thereto;

                           (viii) based solely on such counsel's discussions
                  with the officers or other appropriate representatives of the Company or any Subsidiary responsible for the matters discussed herein and such counsel's review of documents furnished to it by the Company or any Subsidiary and its reliance on an officer's certificate and, without having made any other inquiries or investigations or any search of the public docket records of any court, governmental agency or body or administrative agency, there is no action, suit or proceeding before any court, governmental agency, body or authority, domestic or foreign, now pending or, to such counsel's knowledge. threatened, against the Company or any Subsidiary that is required to be disclosed in the Prospectus other than those disclosed in the Prospectus;

                           (ix) the Company has all requisite corporate power
                  and authority to enter into this Agreement, to issue the Offered Securities and to consummate the transactions contemplated by this Agreement;

                           (x) to such counsel's knowledge, there are no
                  contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement;

                           (xi) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (xii) assuming that U.S. Bancorp Piper Jaffray does
                  not have notice of any adverse claims with respect to certificate number ___ registered in the name of the Selling Stockholder and evidencing _________ shares of the Offered Securities of the Company (the "Purchased Shares") then, upon delivery to U.S. Bancorp Piper Jaffray in the State of New York, such certificate indorsed to U.S. Bancorp Piper Jaffray or indorsed in blank, U.S. Bancorp Piper Jaffray will acquire such certificate (and the shares represented thereby) free of any adverse claims (under Section 8-305 of the Uniform Commercial Code as in effect on the Closing Date in the State of New York); and

                           (xiii) the merger of MidAmerican Realty Services
                  Company, an Iowa corporation, with and into the Company has been consummated as described in the Prospectus.

                  (e) The Representatives shall have received an opinion, dated such Closing Date, of Steven A. McArthur, in his capacity as Senior Vice President and General Counsel for the Company and the Selling Stockholder, to the effect that:

                         (i) each of the Company and its Subsidiaries has been
                  duly incorporated and is an existing corporation in good standing under the laws of the State of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which such registration or qualification or good standing is required (whether by reason of the ownership or leasing of property, the conduct of business or otherwise), except where the failure to so qualify or be in good standing is not reasonably likely to have a Material Adverse Effect;

                           (ii) to such counsel's knowledge and except as
                  disclosed in the prospectus, there are no contracts, agreements or understandings which have not been satisfied or waived between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement;

                           (iii) under the Delaware General Corporation Law and
                  such laws of the State of New York and the laws of the United States of America that in such counsel's experience are normally applicable to transactions of the type contemplated by this Agreement (except for state and foreign securities or Blue Sky laws and the rules and regulations of the National Association of Securities Dealers, Inc.) but without having made any investigation regarding any other laws, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities sold by the Selling Stockholder;

                           (iv) such counsel has no reason to believe that the
                  Registration Statement, or any amendment thereto, as of its effective date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, as of its date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that, in each case, such counsel does not express an opinion as to the financial statements, schedules and other financial and statistical data included therein or excluded therefrom or the exhibits thereto;

                           (v) all outstanding shares of capital stock of the
                  Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to such capital stock which have not been waived;

                           (vi) to the best knowledge of such counsel, all the
                  outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable; and to the best knowledge of such counsel, except as disclosed in or contemplated by the Prospectus, all outstanding shares of capital stock of each such Subsidiary are owned beneficially by the Company free and clear of any material claims, liens, encumbrances and security interests;

                           (vii) except as disclosed in or contemplated by the
                  Prospectus, each of the Company and its Subsidiaries has good and marketable title to, or valid and enforceable leasehold or contractual interests in, all real properties and all other properties and assets owned or leased by each of them that are material to the business of the Company and its Subsidiaries taken as a whole, in each case free from all liens, encumbrances, and defects that would materially interfere with the use made or to be made thereof by them;

                           (viii) to such counsel's knowledge, there is no legal
                  or governmental action, suit or proceeding before any court, governmental agency, body or authority, domestic or foreign, now pending, threatened against, or involving, the Company or any Subsidiary (i) of a character required to be disclosed in the Prospectus which is not adequately disclosed in the Prospectus or (ii) that, if determined adversely to the Company or any Subsidiary, is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect;

                           (ix) to such counsel's knowledge, the Company and
                  each Subsidiary (i) has obtained each license, permit, certificate, franchise or other governmental authorization which is material to the ownership of their properties or to the conduct of their businesses as described in the Prospectus and (ii) is in compliance with all terms and conditions of such license, permit, certificate, franchise or other governmental authorization, except in either case where the failure to do so is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect;

                           (x) to such counsel's knowledge, there are no
                  contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement;

                           (xi) the execution, delivery and performance of this
                  Agreement and the consummation of the transactions herein contemplated will not, to the best of such counsel's knowledge, (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Stockholder or any of its properties or (B) any agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject or
                  (ii) conflict with the charter or by-laws of the Selling Stockholder where, in the case of the foregoing clause (i) only, any such breaches, defaults or violations, individually or in the aggregate, is reasonably likely to (1) have a material adverse effect on the financial condition, business or results of operation of the Selling stockholder and its subsidiaries taken as a whole or (2) impair the validity or enforceability of the Offered Securities under the Act; and

                           (xii) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

                  (f) The Representatives shall have received from Chadbourne & Parke LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholder and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (g) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the respective dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company and its Subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (h) The Representatives shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP, KPMG Peat Marwick LLP and Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (i) The merger of MidAmerican Realty Services Company, an Iowa corporation, with and into the Company shall have been consummated in the manner described in the Prospectus.

The Selling Stockholder and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. U.S. Bancorp Piper Jaffray Inc. may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the preliminary prospectus dated _______, the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

         The Company agrees to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the "Designated Entities"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

         (b) The Selling Stockholder will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact regarding the Selling Stockholder contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact regarding the Selling Stockholder required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto with respect to the Selling Stockholder Information; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, further, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the preliminary prospectus dated _______, the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent to given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter. Notwithstanding anything in this Agreement to the contrary, the liability of the Selling Stockholder pursuant to this subsection shall not exceed the product of
(a) the number of Offered Securities sold by the Selling Stockholder and (b) the difference between the per share public offering price and per share underwriting discount of the Offered Securities sold by the Selling Stockholder as set forth on the cover page to the Prospectus.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless (i) the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and (ii) the Selling Stockholder , its directors and officers and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the Act, in each case against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances, under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company and the Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and re-allowance figures appearing in the second and seventh paragraphs under the caption "Underwriting".

                  Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 7(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act.

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above, except to the extent it has been materially prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent the indemnified party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 7 if the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or, if in the written opinion of counsel to either the indemnifying party or the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, and in that event the fees and expenses of one firm of separate counsel (in addition to the fees and expenses of local counsel) shall be paid by the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters; provided, however, that the liability of the Selling Stockholder pursuant to this subsection shall not exceed the product of (a) the number of Offered Securities sold by the Selling Stockholder and (b) the difference between the per share public offering price and per share underwriting discounts of the Offered Securities sold by the Selling Stockholder as set forth on the cover page to the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholder under this Section 7 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, U.S. Bancorp Piper Jaffray Inc. may make arrangements satisfactory to the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to U.S. Bancorp Piper Jaffray Inc., the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "UNDERWRITER" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder, the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholder and the Underwriters pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities in excess of $250,000.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it c/o HomeServices.Com Inc., 6800 France Avenue South, Suite 600, Edina, MN 55435, Attention: Ronald J. Peltier, President and CEO; or, if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to MidAmerican Energy Holdings Co., 306 South 36th Street, Suite 400, Omaha, NA 68131. Attention: Steven A. McArthur, Senior Vice President provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 and no other person will have any right or obligation hereunder.

         12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by U.S. Bancorp Piper Jaffray Inc. will be binding upon all the Underwriters.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholder but, in the case of the Selling Stockholder, only with respect to the Selling Stockholder's several obligations under Sections 1, 2(b), 3, 4, 5(j), 5(k), 6, 7(b), (c), (d), (e) and (f), 8, 9, 10,
11, 12, 13 and 14, and the several Underwriters in accordance with its terms.


                        Very truly yours,

                            HOMESERVICES.COM INC.



                                 By __________________________________________
                                    Name:
                                    Title:

                           MIDAMERICAN ENERGY HOLDINGS COMPANY



                                 By __________________________________________
                                    Name:
                                    Title:




The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.


U.S. Bancorp Piper Jaffray Inc.
Credit Suisse First Boston Corporation


        Acting on behalf of themselves
         and as the Representatives of the
         several Underwriters.



U.S. Bancorp Piper Jaffray Inc.


By _________________________________________
   Name:
   Title:

                                   SCHEDULE A



                                                       NUMBER OF FIRM SECURITIES
                                                             TO BE SOLD BY
                                                       -------------------------

                                                                                            TOTAL NUMBER OF
                     UNDERWRITER                                            SELLING       FIRM SECURITIES TO
                     -----------                      COMPANY             STOCKHOLDER        BE PURCHASED
                                                      -------             -----------     ------------------
U.S. Bancorp Piper Jaffray Inc.
Credit Suisse First Boston Corporation








                                                      ---------             ----------       ---------------
         TOTAL
                                                      =========             ==========       ===============



                                   SCHEDULE B

                                    EXHIBIT A

                                                                   [Insert date]

U.S. Bancorp Piper Jaffray Inc.
Credit Suisse First Boston Corporation

As Representatives of the Several Underwriters,
  c/o U.S. Bancorp Piper Jaffray Inc.
        222 South Ninth Street
        Minneapolis, MN  55402

HomeServices.Com Inc.
6800 France Avenue South, Suite 600
Edina, MN  55435
Attention:  Ronald J. Peltier, President and CEO

Dear Sirs:

                  As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in the establishment of a public market for shares of Common Stock, par value $0.01 per share (the "Securities") of HomeServices.Com Inc. (the "Company"), the undersigned hereby agrees that, for a period of 180 days after the initial public offering (the "Commencement Date") of the Securities pursuant to the Underwriting Agreement to which you are or expect to become parties, the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposal without the prior written consent of U.S. Bancorp Piper Jaffray Inc., except any transfer to a member of the undersigned's immediate family, to a trust of which the undersigned or an immediate family member of the undersigned is the beneficiary, to the estate of the undersigned upon his or her death or to any other person as a bona fide gift, provided, that the transferee agree in writing to be bound by the foregoing transfer limitations.

                  In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this agreement.

                  This agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned. This agreement shall lapse and become null and void if the Commencement Date shall not have occurred on or before [insert date].

                                       Very truly yours,



                                       ----------------------------------------

                                       27